                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 15, 2002




                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-11380               11-2650500
-------------------------------     ----------         -------------------
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)     file number)       Identification No.)


1983 Marcus Avenue, Lake Success, New York                  11042
-------------------------------------------               ----------
  (Address of principal executive offices)                (Zip Code)


                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS


                  Company's press release dated January 8, 2002 announcing David Savitsky has been named Chief Executive Officer

ITEM 7. FINANCIAL STATEMENTS and EXHIBITS


          c) Exhibits


                  99.2 Press release of Registrant dated January 8, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ATC Healthcare, Inc.



Dated: January 15, 2002                           By: /s/ ALAN LEVY
                                                      --------------------------
                                                      Alan Levy
                                                      Senior Vice President
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

99.2                       Press Release, dated January 8, 2002.